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                       SUPPLEMENT DATED FEBRUARY 24, 2000
                                       to

                          PROSPECTUS DATED MAY 1, 1999
                                      for

                   Flexible Payment Variable Annuity Contract

                                   Issued by

                     MONY Life Insurance Company of America
                        MONY America Variable Account A

Effective February 24, 2000 this Supplement updates certain information contained in your Prospectus. Please read it and keep it with your prospectus for future reference.

THE SECTION ENTITLED "SURRENDER CHARGE" ON PAGE 33 IS AMENDED BY THE ADDITION OF A NEW PARAGRAPH AT THE BOTTOM OF THE PAGE TO READ AS FOLLOWS:

If an existing variable annuity contract issued by MONY Life Insurance Company of America is exchanged for this Contract, a separate effective date will be assigned to this Contract by endorsement for purposes of determining the amount of any Surrender Charge. The surrender charge effective date of this Contract with the endorsement will be the effective date of the existing variable annuity contract in the following cases:

     (a) only when computing surrender charges; and

     (b) only when the surrender occurs on or after June 1, 2000.

A separate surrender charge effective date does not apply in states where the endorsement has not been approved and is not available for contracts issued in the State of Florida.

Form No. 14426 SL (Supp 2/24/00)                              Reg. No. 333-59717